UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported): January 12, 2006


                                 POSEIDIS, INC.
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               (Exact Name of Registrant as Specified in Charter)


    Florida                           0-26329              65-0867538
---------------------------         -----------      ---------------------------
(State or Other Jurisdiction       (Commission         (IRS Employer
of Incorporation or Organization)   File Number)          Identification No.)

              222 Lakeview Ave., PMB 160, West Palm Beach, FL 33401
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               (Address of Principal Executive Offices) (Zip Code)


Registrant's telephone number, including area code: (305) 428-3758


                                      N/A
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          (Former Name or Former Address, if Changed Since Last Report)



-----------------------------
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

SECTION 1. REGISTRANT'S BUSINESS AND OPERATIONS

Item 1.01 Entry into a Material Definitive Agreement.

See Item 5.02 below.


SECTION 5. CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(a) Appointment of New Director and Officer

     On January 12, 2006 the Board of Directors of Poseidis, Inc. ("Poseidis" or the "Company") appointed Diane Boisvert to serve on the Board and as Secretary of the Company. Ms. Boisvert has held senior positions with Canada National Bank including Vice President and Senior Executive (1992-2003) in the bank's mortgage and loan department. She is the founder of, and is the self- employed operator of, Hypotheca, Ltd., a mortgage brokerage firm (2003 to the present).

     Ms. Boisvert has not been named to any committees of the Board of Directors and has not had a direct or indirect material interest in any transaction during the last two years involving the Company as defined in Item 404(a) of Regulation S-B. Ms. Boisvert fills the vacancy on the Board created by the resignation of Norbert Etienne.

(b) Appointment of New Officer

     On January 12, 2006, the Company appointed John J. McGovern as Executive Vice President and Chief Financial Officer the Company.

     Mr. McGovern has over twenty-five years of financial and executive management experience. He is the Chairman and a Managing Director of Bridgehead Partners, LLC ("Bridgehead") which he founded in January of 2002. Recently, Mr. McGovern was the Chief Financial Officer of Lithium Technology Corporation from May 2004 until June 2005. Mr. McGovern is a member of the Board of Directors of Lithium Technology Corporation. Mr. McGovern was the CFO of Multex.com, Inc., a $100 million NASDAQ listed company that was considered the leading internet-based investment information and technology provider to the financial services industry. Multex was acquired by Reuters in March, 2003. Prior to Multex, Mr. McGovern spent 2 years at Northsound Music Group, Inc. as President and Chief Executive Officer. Northsound was the leading producer and marketer of nature-themed media.

     The Company entered into an engagement agreement with Bridgehead dated October 31, 2005 whereby Mr. McGovern will serve as Executive Vice President and Chief Financial Officer of the Company effective as of January 12, 2006. The engagement agreement with Bridgehead provides, among other things, for a monthly fee of $15,000 per month. The Company will issue to Bridgehead a warrant for 1,500,000 shares of the Company's common stock with an exercise price of $0.0375 per share which will vest in 3 tranches: one half on January 12, 2006, one quarter on June 1, 2006, and one quarter on October 31, 2006.

SECTION 9. FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Not applicable.

     (d)  Exhibits.

Exhibit
Number      Description                                 Location
---------- -------------------------------------------------------

10.1       Engagement Agreement dated October 31,
           2005 Between Poseidis, Inc. and
           Bridgehead Partners, LLC                 Filed herewith

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  January 18, 2006

                                 POSEIDIS, INC.
                             ----------------------
                                  (Registrant)



                             By: /s/ Louis Pardau dit Pardo
                             ------------------------------------
                             Louis Pardau dit Pardo
                             President